BLACKROCK LONG-HORIZON EQUITY FUND

(the “Fund”)

Supplement dated January 12, 2022 to the Summary Prospectus and the

Prospectus of the Fund, each dated August 27, 2021

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Long-Horizon Equity Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Long-Horizon Equity Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Olivia Treharne, CFA	2022	Director of BlackRock, Inc.
Molly Greenen, CFA	2020	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Olivia Treharne, CFA, and Molly Greenen, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Olivia Treharne, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2019; Vice President of Legal & General Investment Management from 2015 to 2019; Associate of Goldman Sachs from 2013 to 2014; Analyst of Goldman Sachs from 2010 to 2012.
Molly Greenen, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2022; Vice President of BlackRock, Inc. from 2018 to 2021; Associate of BlackRock, Inc. from 2016 to 2017; Analyst of BlackRock, Inc. from 2013 to 2015.

Shareholders should retain this Supplement for future reference.